       THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR
       (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

       THE TRANSFER OR EXCHANGE OF THE WARRTS REPRESENTED BY THIS
       CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                         PLACEMENT AGENT WARRANT CERTIFICATE
No. TK -2


                           ORIGINAL ISSUE DATE JUNE 9,1999

       This Warrant Certificate certifies that THOMSON KERNAGHAN & CO. LTD. ("THOMSON KERNAGHAN") or registered assigns, is the registered holder of One Warrant, and is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on the third (3rd) anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company is open for business, then the next succeeding day on which the Company is open for business (such date is the "EXPIRATION DATE"), but not thereafter, up to 45,000 shares ("SHARES") of fully-paid and non-assessable common stock, par value $.001 ("COMMON STOCK"), of Telecom Wireless Corporation, a Utah corporation (the "COMPANY"), at the following Exercise Price, subject to adjustment in certain events (the "EXERCISE PRICE"): (i) for Shares 1 through 15,000 purchased pursuant to this Warrant; the Exercise Price shall be equal to $7.00 per share; (ii) for Shares 15,001 through 30,000 purchased pursuant to this Warrant; the Exercise Price shall be equal to $7.25 per share; and
(iii) for Shares 30,001 through 45,000 purchased pursuant to this Warrant, the Exercise Price shall be equal to $7.50 per share, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of June 9, 1999 between the Company and Thomson Kernaghan (the "WARRANT AGREEMENT"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

       No Warrant may be exercised after 5:00 P.M., Eastern Daylight Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

       The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

       The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; PROVIDED HOWEVER, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

       Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

       Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

       The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

       All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                            [Signature On Following Page]

                                COMPANY SIGNATURE PAGE
                                          TO
                    THOMSON KERNAGHAN, AGENT, WARRANT CERTIFICATE

       IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: June 9, 1999


                                          TELECOM WIRELESS CORPORATION


                                          By: /s/ James C. Roberts
                                             ----------------------------------
                                             James C. Roberts, President

                              [FORM OF EXERCISE NOTICE]

       The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of ____________________________________ in the amount of $_______________ all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of whose address is ______________________________________ and that such Certificate be delivered to__________________________________________________ whose address is
_________________________________________.

Dated:                                    Signature:
      -----------------                             ---------------------------
                                                    (Signature must conform in
                                                    all respects to name of
                                                    holder as specified on the
                                                    face of the Warrant
                                                    Certificate.)

-------------------------------------
-------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                                 [FORM OF ASSIGNMENT]

               (To be executed by the registered holder if such holder
                    desires to transfer the Warrant Certificate.)

       FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto_______________________________________________
(Please print name and address of transferee) this Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint_________________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                    Signature:
      ---------------                               -------------------------
                                                    (Signature must conform in
                                                    all respects to name of
                                                    holder as specified on the
                                                    face of the Warrant
                                                    Certificate.)

------------------------------------
------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)